Revenue	12 Months Ended
Jun. 30, 2022
Revenue [abstract]
Revenue	Revenue
Accounting policy
Revenue from metal sales include the sale of gold, silver and uranium. Revenue from metal sales is recognised when the group satisfies its performance obligations under its contract with the customer, by transferring such metals to the customer's control. Transfer of control is generally determined to be when the risk and title to the metals passes to the customer. Revenue is measured based on the consideration specified in the contract with the customer and is driven by the quoted market prices of the metals.

The effective portion of gains or losses on the derivatives designated as cash flow hedging items (forecast sales transactions) are recognised in revenue when the forecast sales transactions occur. See the accounting policy for derivatives and hedging activities in note 2.

	SA Rand
Figures in million	2022	2021	2020
Revenue from contracts with customers	41 677	43 632	30 642
Gold (a)	40 774	42 597	29 704
Silver (b)	663	857	839
Uranium (c)	240	178	99
Consideration from streaming contract[1]	471	397	—
Hedging gain/(loss)[2]	497	(2 296)	(1 397)
Total revenue[3]	42 645	41 733	29 245
[1] Relates to the recognition of non-cash consideration recognised as part of revenue for the streaming arrangement. Refer to note 31 for further information.
[2] Relates to the realised effective portion of the hedge-accounted gold derivatives. Refer to note 19 for further information.
3    A geographical analysis of revenue is provided in the segment report. Refer to note 41 for further information.

Revenue from contracts with customers
The points of transfer of control are as follows:

Gold: South Africa (excluding streaming contract)	Gold is delivered and a certificate of sale is issued.
Gold and silver: Hidden Valley	Metal is collected from Hidden Valley and a confirmation of collection is sent to and accepted by the customer.
Uranium	Confirmation of transfer is issued.
Streaming contract	Gold is delivered and credited into the Franco-Nevada designated gold account.

(a)    The decrease in gold revenue during the 2022 financial year is mainly due to the decrease in gold production by 3% to 46 236kg from 47 755kg in 2021. The decrease is a result of mining constraints at Doornkop, Moab Khotsong and Tshepong Operations resulting in lower grade recovered, the seismic issues experienced at Bambanani as well as the geotechnical instability affecting Stage 6 and a conveyor belt failure at Hidden Valley. In addition, the average gold spot price received decreased by 2% from R899 563/kg in the 2021 year to R883 453/kg in 2022. The decrease was partially offset by an increase in production at Mponeng and Mine Waste Solutions as they contributed for the full year compared to nine months in 2021.

The increase in gold revenue during the 2021 financial year is mainly due to the acquisition of the Mponeng operations and related assets and a higher gold price. The acquired operations contributed R7.5 billion in revenue during the period. In addition, the average gold spot price received increased by 17% to R899 563/kg in 2021.

(b)    Silver is derived from the Hidden Valley mine in Papua New Guinea. Silver produced decreased by 12% to 59 489kg from 67 295kg in 2021 as a result of operational issues experienced at Hidden Valley, as mentioned above. The average silver price decreased by 10% to R11 293/kg in 2022.

Silver produced decreased by 31% to 67 295kg in 2021 from 97 332kg in 2020, however the average silver price increased by 49% to R12 602/kg in 2021.

(c)    Uranium is derived from the Moab Khotsong operation. Uranium produced increased by 11% to 167 696kg from 150 778kg in 2021 and the average uranium price increased by 50% to R1 514/kg in 2022.

Uranium produced increased by 10% to 150 778kg in 2021 from 137 298kg in 2020 and the average uranium price increased by 15% to R1 010/kg in 2021.
5    Revenue continued
Below are the average commodity prices received for the financial years:

	2022	2021	2020
Gold[1]
– US$ per ounce (US$/oz)	1 829	1 719	1 461
– Rand per kilogram (R/kg)	894 218	851 045	735 569
Silver
– US$ per ounce (US$/oz)	23.09	25.45	16.85
– Rand per kilogram (R/kg)	11 293	12 602	8 485
Uranium
– US$ per pound (US$/lb)	45.14	29.76	25.34
– Rand per kilogram (R/kg)	1 514	1 010	875
[1] The gold price includes the realised effective portion of the hedge-accounted gold derivatives.